BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS

3.    BUSINESS COMBINATIONS

For the year ended December 31, 2021, GFL acquired 46 businesses, of which 41 were solid waste management businesses,  and each of which GFL considers to be individually immaterial.

The following table presents the purchase price allocation based on the best information available to GFL to date:

	Year ended December 31
	2021	2020
Net working capital, including cash acquired of $22.4 million and $28.0 million, respectively	$23.3	$(63.5)
Property and equipment	1,000.1	2,404.5
Intangible assets	716.9	696.3
Other long-term assets	0.5	0.5
Goodwill	1,011.5	1,470.6
Lease obligations	(44.6)	(23.4)
Other long-term liabilities	(14.7)	(28.3)
Assumption of landfill closure and post-closure obligations	(122.3)	(262.6)
Deferred income tax liabilities	(212.3)	(123.4)
Net assets acquired	$2,358.4	$4,070.7

Share consideration issued	$36.3	$78.4
Cash	2,322.1	3,969.2
Accrued contingent consideration	—	23.1
Consideration	$2,358.4	$4,070.7

In addition to the cash consideration noted above, during the year ended December 31, 2021, GFL paid $23.6 million in additional consideration, including $19.8 million related to acquisitions from prior years.

GFL finalizes purchase price allocations relating to acquisitions within 12 months of the respective acquisition date and, as a result, there may be difference between the provisional estimates reflected above and the final acquisition accounting. During the year ended December 31, 2021, GFL finalized the purchase price allocations for certain acquisitions resulting in an increase in property and equipment of $25.2 million, an increase in other non-current assets of $3.1 million, an increase in accrued liabilities of $10.1 million, an increase in closure and post-closure obligations of $1.6 million, an increase in deferred income tax liabilities of $75.9 million and an increase in goodwill of $59.3 million.

Approximately $208.7 million of the goodwill acquired during the year ended December 31, 2021 ($346.3 million during the year ended December 31, 2020) is expected to be deductible for tax purposes.

Since the respective acquisition dates, revenue and net income before tax of approximately $333.0 million and $31.7 million, respectively, attributable to the 2021 acquisitions are included in these Annual Financial Statements.

Pro forma results of operations

If the 2021 acquisitions had occurred on January 1, 2021, the unaudited consolidated pro forma revenue and net loss before taxes for the year ended December 31, 2021 would have been $6,068.2 million and $697.8 million, respectively. The pro forma results do not purport to be indicative of the results of operations which would have resulted had the acquisitions occurred at the beginning of the year, nor are they necessarily indicative of future operating results.